THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE.

WAKO EXPRESS (HK) CO. LTD.

6% Subordinated Promissory Note

US$1,000,000	As of June 3, 2010

FOR VALUE RECEIVED, Wako Express (HK) Co. Ltd., a Hong Kong corporation (the “Company”) with its principal executive office at Units 1301-3 & 11-12 Tower 1 Ever Gain Plaza, 88 Container Port Road, Kwai Chung, N.T. Hong Kong, SAR, promises to pay to the order of Jumbo Glory  Limited, a Hong Kong corporation or its assigns (the “Payee”), the principal amount of One Million United States Dollars (US$1,000,000) (the “Principal Amount”) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest on this Note shall accrue on the Principal Amount outstanding from time to time at a rate per annum computed in accordance with, and shall be payable as provided in, Section 2 hereof. Nothing in this paragraph shall be construed as the consent by the holder of this Note to any action otherwise prohibited by the terms of this Note or as a waiver of any such prohibition.

Each payment by the Company pursuant to this Note shall be made without set-off or counterclaim and in immediately available funds.

The Company (i) waives presentment, demand, protest or notice of any kind in connection with this Note and (ii) agrees, in the event of an Event of Default, to pay to the holder of this Note, on demand, all costs and expenses (including reasonable legal fees and expenses) incurred in connection with the enforcement and collection of this Note.

1.           Payment of Principal and Interest.

A.           Subject to acceleration as provided herein, the Principal Amount of this Note shall be due and payable on June 3, 2011 (the “Maturity Date”).

B.           All payments due hereunder shall be made to the Payee in immediately available funds acceptable to the Payee. If the Maturity Date falls on a date that is not a Business Day (as hereinafter defined) then the Maturity Date shall be the next Business Day.   For purposes of this Note, “Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in Hong Kong.

2.           Calculation of Interest; Payment.

A.          This Note shall bear interest at the rate of (6%) percent per annum calculated on the basis of a 360-day year for the actual number of days elapsed.

B.           Interest due and payable on this Note in the amount of $60,000, was prepaid by the Company.

3.           Prepayment.  The Company may prepay all or any portion of the outstanding Principal Amount at any time.  In the event of a prepayment of all of the remaining outstanding Principal Amount, the Company shall be entitled to deduct from such prepayment an amount equal to the prepaid interest for the period from the date of such prepayment to the Maturity Date.

4.           Events of Default.

A.          The occurrence of either of the events listed in subsections (i) or (ii) below, unless consented to or waived by Payee, shall constitute an “Event of Default”:

                                (i)           Non-Payment of Obligations. The Company shall default in the payment of the principal or accrued interest on this Note when and as the same shall become due and payable, whether by acceleration or otherwise and such failure shall not be remedied within thirty (30) calendar days of the applicable due date; or

                                (ii)          Bankruptcy, Insolvency, etc. The Company shall:

              (a)           generally fail or be unable to pay, or admit in writing its inability to pay, its debts as they become due;

              (b)           apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its property, or make a general assignment for the benefit of creditors;

              (c)            in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or for any part of its property, and such trustee, receiver, sequestrator or other custodian shall not be discharged within thirty (30) days;

              (d)           permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy, insolvency or comparable law, or any dissolution, winding up or liquidation proceeding, in respect of the Company, and, if such case or proceeding is not commenced by the Company or converted to a voluntary case, such case or proceeding shall be consented to or acquiesced in by the Company or shall result in the entry of an order for relief or shall remain for sixty (60) days undismissed; or

              (e)           take any corporate action authorizing, or in furtherance of, any of the foregoing;

B.           Action if Bankruptcy, Insolvency, etc. If any Event of Default described in clauses (ii)(a) through (d) of Section 4A shall occur, the remaining outstanding Principal Amount of this Note and all other obligations hereunder shall automatically be and become immediately due and payable, without notice or demand.

C.           Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (ii)(a) through (d) of Section 4A) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Payee may, upon notice to the Company, declare all or any portion of the remaining outstanding Principal Amount of this Note and any or all other obligations hereunder to be due and payable, whereupon the full unpaid Principal Amount (or any portion thereof so demanded), and any and all other such obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand, or presentment.

D.           Remedies. In case any Event of Default shall occur and be continuing, Payee may proceed to protect and enforce its rights by a proceeding seeking the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights as Payee shall determine.

5.           Amendments and Waivers.

A.           The provisions of this Note may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Company and Payee.

B.           No failure or delay on the part of Payee in exercising any power or right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company, in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by Payee shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

C.           To the extent that the Company, makes a payment or payments to Payee, and such payment or payments or any part thereof are subsequently for any reason invalidated, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

D.           After any waiver, amendment or supplement under this section becomes effective, the Company, shall mail to the holder of this Note a copy thereof.

6.           Miscellaneous.

A.           Parties in Interest. All covenants, agreements and undertakings in this Note binding upon the Company or Payee shall bind and inure to the benefit of the successors and permitted assigns of the Company and Payee, respectively, whether so expressed or not.

B.           Governing Law.  This Note shall be governed by and construed solely and exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Note, shall be brought solely and exclusively in a federal or state court located in the City of New York. By their execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

C.           Notices. All notices and other communications from the Company to the Payee shall be mailed by first class, registered or certified mail, postage prepaid, and/or a nationally recognized overnight courier service to the address furnished to the Company, in writing by the Payee.

D.           Waiver of Jury Trial. THE PAYEE AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PAYEE OR THE COMPANY.

IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company.

WAKO EXPRESS (HK) CO. LTD.

By:
Name:
Title:

AGREED AND ACCCEPTED:

JUMBO GLORY LIMITED

By:
Name: Malcolm Wood
Title: